Exhibit 99.2

Nerdy Announces Third Quarter 2021 Financial Results

St. Louis, November 15, 2021 – Nerdy (NYSE: NRDY) today announced financial results for the third quarter ended September 30, 2021.

“As students returned to classrooms across the country, we experienced record bookings in the quarter, along with continued strong performance in our key operating metrics. This increased demand validates a long-held understanding we’ve had about our business: when learning and outcomes matter to students, our business accelerates,” said Chuck Cohn, Founder, Chairman and Chief Executive Officer of Nerdy Inc. “With schools reopened, we’ve seen strong positive momentum across every area of our business - K12, college, and professional - as well as from the addition of Varsity Tutors for Schools, a trend that has continued into October and November.”

Please visit the Nerdy investor relations website https://www.nerdy.com/investors to view the Nerdy Q3 2021 Shareholder Letter.

Q3 2021 and Year-to-Date Highlights

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Record Back-to-School Demand – Nerdy experienced record back-to-school performance with bookings of $44.5 million in the third quarter, an increase of 32% year over year. The combined bookings in September and October in the direct-to-consumer business grew at 31% versus the same period a year ago and total bookings, inclusive of K12 institutional strategy grew 63%.

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Operating Metrics – Active Learners increased 36% and Online Sessions grew 45% year-over-year in Q3. The Company significantly increased the number of Active Experts in Q3, up 23%, while maintaining roughly the same number of Sessions Taught per Active Expert.

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Revenue Growth – Third quarter revenue of $31.3 million increased 19% year over year. Growth was impacted by the return of more normal summer seasonality, driven by families taking significant time off for the first time since 2019 and consuming less tutoring than forecasted during peak vacation periods in July and August.

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Institutional Strategy – Nerdy launched a K12 institutional strategy with the introduction of Varsity Tutors for Schools, a new product suite that leverages Nerdy’s platform capabilities to offer the company’s online learning solutions directly to school districts. Since the beginning of August and through October, Nerdy has contracted with 47 school districts for an aggregate annual contract value of up to $9.7 million.

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Public Listing Complete – Nerdy completed its business combination with TPG Pace Tech Opportunities (“TPG Pace”), a publicly-traded special purpose acquisition company. The company now has the liquidity to opportunistically invest and operate against its plan—with $170 million in cash and no debt.

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Outlook – For the fourth quarter of 2021, Nerdy expects revenue in a range of $40 to $43 million, up 25% at the midpoint from $33 million in the year-ago quarter. For the full year 2021, we expect revenue in a range of $139 to $141 million, above the forecast provided in early 2021 and up 35% at the midpoint versus $104 million in 2020.

Webcast and Earnings Conference Call

Nerdy management will host a conference call and webcast today at 5:00 p.m. Eastern Time. Interested parties may listen to the call by dialing 1-844-200-6205 or, for international callers, 1-646-904-5544. The Conference ID is 336597. A live webcast of the call will also be available on Nerdy’s investor relations website at https://www.nerdy.com/investors. A telephonic replay of the call will be available until Monday, November 22, 2021, by dialing 1-866-813-9403 or 1-929-458-6194 and entering passcode 101618.

About Nerdy Inc.

Nerdy (NYSE: NRDY) is a leading platform for live online learning, with a mission to transform the way people learn through technology. The Company’s purpose-built proprietary platform leverages technology, including AI, to connect learners of all ages to experts, delivering superior value on both sides of the network. Nerdy’s comprehensive learning destination provides learning experiences across 3,000+ subjects and multiple formats—including one-on-one instruction, small group classes, large format group classes, and adaptive self-study. Nerdy’s flagship business, Varsity Tutors, is one of the nation’s largest platforms for live online tutoring and classes. Its solutions are available directly to students and consumers, as well as through schools and other institutions. Learn more about Nerdy at https://www.nerdy.com/.

Forward looking statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives of management and management’s 2021-2023 projections are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words.

These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company.

These risks include, but are not limited to, (1) the market opportunity of Nerdy; (2) any inability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and retain its key employees; (3) any inability of Nerdy to adequately protect its intellectual property; (4) any security breaches, loss of data or other disruptions; (5) any loss of key employees, including Nerdy’s Founder, Chairman and Chief Executive Officer; (6) the ability to obtain and/or maintain the listing of the Class A and Class B Common Stock and the Company warrants on the NYSE, and the potential liquidity and trading of such securities; (7) the market’s reaction to the recently completed business combination; (8) the lack of a market for Nerdy’s securities; (9) any inability to effectively and strategically use the cash received in connection with the recently completed business combination; (10) costs related to the recently completed business combination; (11) changes in applicable laws or regulations; (12) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of Nerdy; (13) the possibility that Nerdy may be adversely affected by other economic, business and/or competitive factors; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by Nerdy. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Nerdy’s expectations and projections can be found in Nerdy’s Registration Statement on Form S-1, which was filed with the SEC on October 15, 2021. In addition, Nerdy’s periodic reports and other SEC filings will be available publicly on the SEC’s website at www.sec.gov.

This earnings release includes estimates, forecasts, and projections provided by the management of Nerdy regarding future performance. Such forward-looking statements, estimates, forecasts, and projections (i) reflect various assumptions concerning future industry performance, general business, economic and regulatory conditions, market conditions for Nerdy’s services, and other matters, which assumptions may or may not prove to be correct; (ii) are inherently subject to significant contingencies and uncertainties, many of which are outside the control of Nerdy; and (iii) should not be regarded as a representation by Nerdy that such estimates, forecasts, or projections will be achieved. Actual results can be expected to vary and those variations may be material. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Nerdy or that actual results will not differ materially from those presented in the prospective financial information.

Nerdy makes no express or implied representation or warranty as to the accuracy or completeness of the information contained herein (including but not limited to projections of future performance). Nerdy expressly disclaims any and all liability for representations, express or implied, contained herein or for omissions from or errors in this earnings release or any other written or oral communication transmitted to you. All summaries and discussions of documentation and/or financial information contained herein are qualified in their entirety by reference to the actual documents and/or financial statements.

In furnishing this earnings release, Nerdy undertakes no obligation to provide you with access to any additional information. This earnings release shall not be deemed an indication of the state of affairs of Nerdy nor shall it constitute an indication that there has been no change in the business or affairs of Nerdy since the date hereof.

Contacts

Nerdy

press@nerdy.com

ICR for Nerdy

investors@nerdy.com